The Lincoln National Life Insurance Company:
Lincoln Life Flexible Premium Variable Life Account M

Supplement Dated May 11, 2021
To the Product Prospectus dated May 1, 2021 for:

Lincoln MoneyGuard Market Advantage®

This Supplement outlines changes to the Initial Specified Amount section within the prospectus. All other provisions outlined in your prospectus, as supplemented, remain unchanged. This Supplement is for informational purposes and requires no action on your part.

Please refer to the May 1, 2021 prospectus for a discussion of all other provisions of your Policy that are not discussed in this Supplement.

The prospectus is being amended as follows:

Changes to “Initial Specified Amount”

The following has been amended to read as follows:

You will select the Initial Specified Amount of death benefit on the application. The Initial Specified Amount may not be less than $50,000, but may vary by state, and is shown on the Policy Specifications page.  This amount will determine the initial death benefit.

Please retain this Supplement for future reference.